EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                              18 U.S.C.SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Each of the undersigned hereby certifies in his capacity as an officer of InMedica Development Corporation (the "Company") that the Quarterly Report of the Company on Form 10QSB for the periods ended September 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition of the Company at the end of such periods and the results of operations of the Company for such periods.




/s/ Ralph Henson
------------------------
Ralph Henson, Chief
   Executive Officer



/s/ Richard Bruggeman
------------------------
Richard Bruggeman, Chief
  Financial Officer